AMENDMENT NO. 1 TO
                AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT
                              (TEC AcquiSub, Inc.)

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT dated as of May 31, 1996 (the "Amendment"), is entered into by and among TEC ACQUISUB, INC., a California special purpose corporation ("Borrower"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("FUNB") and each other financial institution which may hereafter execute and deliver an instrument of assignment pursuant to Section 11.10 of the Credit Agreement (as defined below) (any one financial institution individually, a "Lender," and collectively, "Lenders"), and FUNB, as agent on behalf of Lenders (not in its individual capacity, but solely as agent, "Agent"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Credit Agreement.

                                     RECITAL

Agreement, the NotA. Borrower, Lenders and Agent have entered into that certain Amended and Restated Credit Agreement dated as of September 27, 1995 (the
"Credit Agreement") by and among Borrower, FUNB (as the sole Lender party thereto), and Agent pursuant to which Lenders have agreed to extend and make available to Borrower certain advances of money.


                  B. Borrower desires that Lenders and Agent amend the Credit Agreement as more fully set forth herein.

                  C. Subject to the representations and warranties of Borrower and upon the terms and conditions set forth in this Amendment, the Lenders and Agent are willing to so amend the Credit Agreement.

                                    AGREEMENT

         NOW,  THEREFORE,   in  consideration  of  the  foregoing  Recitals  and
intending to be legally bound, the parties hereto agree as follows:

         2. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that, immediately before and immediately after giving effect to this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default or a Potential Event of Default.

         3. AMENDMENTS. The Credit Agreement is hereby amended as follows:

           Section 1.1 of the Credit Agreement is amended to include the following additional defined terms:

         "AFG" means American Finance Group, Inc., a Delaware corporation and a wholly-owned Subsidiary of PLMI.

         "AFG Agreement" means the Warehousing Credit Agreement dated as of May 31, 1996, by and among AFG, Lenders and Agent, as the same from time to time may be amended, modified, supplemented, renewed, extended or restated.

         "Assignment  and  Acceptance"  has the  meaning  set  forth in  Section
11.10.2.

         . The definition of the term  "Applicable  Margin" set forth in Section
1.1 of the Credit Agreement is deleted and replaced with the following:

         "Applicable Margin" means:

                  (a) with respect to Prime Rate Loans,  zero  percent  (0.00%);
         and

                  (b)      with respect to LIBOR Loans, two percent (2.00%).

         . The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is amended by deleting Schedule A to the Credit Agreement entitled "Commitments" referred to in such definition in its entirety and replacing such Schedule A with the Schedule A attached to this Amendment, and the respective Commitment of each Lender in effect from and after the effective date of this Amendment shall be equal to the amount set forth opposite such Lender's name in Schedule A.

         . The definition of the term "Commitment Termination Date" set forth in
Section 1.1 of the Credit Agreement is deleted and replaced with the following:

         "Commitment Termination Date" means May 23, 1997.

         . The definition of the term "Growth Funds" set forth in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

         "Growth Funds" means any and all of EGF III, EGF IV, EGF V, EGF VI, EGF VII and Income Fund I.

         . The  definition  of the term  "Growth  Fund  Agreement"  set forth in
Section 1.1 of the Credit Agreement is deleted and replaced with the following:

         "Growth Fund Agreement" means the Second Amended and Restated Warehousing Credit Agreement dated as of May 31, 1996, by and among each of the Growth Funds, and Lenders, and Agent, as the same may from time to time be amended, modified, supplemented, renewed, extended or restated.

         . The portion of Section 2.1.1 of the Credit Agreement preceding subsection (a) is deleted and replaced with the following:

                  2.1.1 Revolving Facility. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower set forth herein, Lenders hereby agree to make Advances (as defined below) of immediately available funds to Borrower, on a revolving basis, from the Closing Date until the Business Day immediately preceding the Commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the lesser of (a) the total Commitments for the Facility less the aggregate principal amount then outstanding under the Growth Fund Agreement and the AFG Agreement or (b) the Borrowing Base (such lesser amount being the "Maximum Availability"), as more fully set forth in this Section 2.1.1.

         . Subparagraph (ii) of Section 2.1.1(a) of the Credit Agreement is deleted and replaced with the following:

                                (ii) The  obligation of Lenders to make any Loan
from time to time hereunder shall be limited to the then applicable Maximum Availability. For the purpose of determining the amount of the Borrowing Base available at any one time, the amount available shall be the total amount of the Borrowing Base as set forth in the Borrowing Base Certificate delivered to Agent pursuant to Section 3.2.1 with respect to each requested Loan. Nothing contained in this Agreement shall under any circumstance be deemed to require any Lender to make any Advance under the Facility which, in the aggregate principal amount, either (1) taking into account such Lender's portion of the principal amounts outstanding under this Agreement and the making of such Advance exceeds the lesser of (A) such Lender's Commitment for the Facility and (B) such Lender's Pro Rata Share of the Borrowing Base, or (2) taking into account such Lender's portion of the principal amounts outstanding under this Agreement, under the Growth Fund Agreement, under the AFG Agreement and the making of such Advance exceeds such Lender's Commitment for the Facility.

         . Subparagraph (d) of Section 2.2.3 of the Credit Agreement is deleted and replaced with the following:

                  In the event that the Growth Fund Agreement or the AFG Agreement shall be terminated for any reason as to any one or more of the Growth Funds or as to AFG, as the case may be, then Borrower shall immediately prepay any and all amounts outstanding under this Agreement and the Lenders' Commitments shall, without notice, immediately and automatically terminate.

         . Section 8.1 of the Credit Agreement is amended to include the following subsection 8.1.16:

                  8.1.16 AFG Agreement. Without limiting the generality of, and in addition to the events described in Section 8.1.1, the occurrence of any "Event of Default" as defined under the AFG Agreement or any other loan or security document related to the AFG Agreement.

         . Sections 11.10.1 and 11.10.2 of the Credit Agreement are deleted and replaced with the following:

(i) Agreement, the Not( have the right in accordance with this Section 11.10 to sell and assign to any Eligible Assignee all or any portion of its interest (provided that any such partial assignment shall not be for a principal amount of less than Five Million Dollars ($5,000,000)) under this Agreement, the Notes and the other Loan Documents, together with a ratable interest in the AFG Agreement and the Growth Funds Agreement and the related Notes and other Loan Documents (as separately described and defined in those agreements), subject to the prior written consent of the affected Borrower, which consent shall not be unreasonably withheld, and (ii) to grant any participation or other interest herein or therein, except that each potential participant to which a Lender intends to grant any rights under Sections 2.9, 2.10, 5.1 or 10.2 shall be subject to the prior written consent of the affected Borrower, which consent shall not be unreasonably withheld; provided, however, that no such sale, assignment or participation grant shall result in requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law.

                  11.10.2 Subject to the limitations of this Section 11.10.2, each Lender may sell and assign, from time to time, all or any portion of its Pro Rata Share of the Commitments to any of its Affiliates or, with the approval of the affected Borrower and FSI (which approval shall not be unreasonably withheld), to any other financial institution acceptable to Agent, subject to the assumption by such assignee of the share of the Commitments so assigned. The assignment to such Affiliate or other financial institution shall be evidenced by an Assignment and Assumption in the form of Exhibit I ("Assignment and Acceptance") executed by the assignor Lender (hereinafter from time to time referred to as the "Assignor Lender") and such Affiliate or other financial institution (which, upon such assignment shall become a Lender hereunder (hereinafter from time to time referred to as the "Assignee Lender")). The Assignment and Assumption need not include any of the economic or financial terms upon which such Assignee Lender receives the assignment from the Assignor Lender, and such terms need not be disclosed to or approved by such Borrower or FSI; provided only that such terms do not diminish the obligations undertaken by such Assignee Lender in the Assignment and Assumption or increase the obligations of Borrowers or FSI under this Agreement. Upon execution of such Assignment and Assumption, (i) the definition of "Commitments" in Section 1 hereof and the Pro Rata Shares set forth therein shall be deemed to be amended to reflect each Lender's share of the Commitments, giving effect to the assignment and (ii) the Assignee Lender shall, from the effective date of the instrument of assignment and assumption, be subject to all of the obligations, and entitled to all of the rights, of a Lender hereunder, except as may be expressly provided to the contrary in the Assignment and Assumption. To the extent the obligations hereunder of the Assignor Lender are assumed by the Assignee Lender, the Assignor Lender shall be relieved of such obligations. Upon the assignment of any interest by any Assignor Lender pursuant to this Section 11.10.2, such Assignor Lender agrees to supplement Schedule 1.1 to show the date of such assignment, the Assignor Lender, the Assignee Lender, the Assignee Lender's address for notice purposes and the amount of the Commitments so assigned.

         . The Borrowing Base Certificate set forth as Exhibit B of the Credit Agreement is deleted and replaced with Exhibit B attached hereto.

         . Paragraph 3 of the Lockbox Agreement set forth in Exhibit F of the Credit Agreement is amended to delete the name of "Allen V. Hirsch" and replace it with "Stephen Peary" as an authorized Person.

 .                 4.        LIMITATIONS ON AMENDMENTS

                           (a) The amendments set forth in Section 1, above, are
effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with any Loan Document.

                           (b) This  Amendment  shall be construed in connection
with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

 . In order to induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants to each Lender and Agent as follows:

                           (a) After  giving  effect to this  Amendment  (i) the
representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

                           (b) Borrower has the corporate power and authority to
execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                           (c) The articles of  incorporation,  bylaws and other
organizational documents of Borrower delivered to each Lender as a condition precedent to the effectiveness of the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                           (d) The  execution  and  delivery by Borrower of this
Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Borrower;

                           (e) The  execution  and  delivery by Borrower of this
Amendment and the performance by Borrower of respective obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the articles of incorporation, bylaws, or other organizational documents of Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or (iv) any contractual restriction binding on or affecting Borrower;

                           (f) The  execution  and  delivery by Borrower of this
Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

                           (g)  This   Amendment  has  been  duly  executed  and
delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

 . Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

  This Amendment shall become effective upon the last to occur of:

                           (a) The  execution  and  delivery of this  Amendment,
whether the same or different copies, by Borrower, FUNB (in its capacity as the sole Lender) and Agent.

                           (b) The execution and delivery of the Acknowledgement
of Amendment and Reaffirmation of Guaranty attached to this Amendment, whether the same or different copies, by each of FSI and TEC.

                           (c)   Receipt  by  Agent,   in  form  and   substance
satisfactory to FUNB (in its capacity as the sole Lender), of a certified copy of the records of all actions taken by Borrower, TEC and FSI, including all corporate resolutions of Borrower, TEC and FSI authorizing or relating to the execution, delivery and performance of this Amendment.

                           (d)   Receipt  by  Agent,   in  form  and   substance
satisfactory to FUNB (in its capacity as the sole Lender), of a new Note executed by Borrower in favor of Agent on behalf of Lenders in the stated principal amount equal to the aggregate Commitments, which Note will replace and supersede the existing Note dated September 27, 1995 issued by Borrower to Agent.

                           (e)   Receipt  by  Agent,   in  form  and   substance
satisfactory to FUNB (in its capacity as the sole Lender), of a side letter agreement (the "Fee Letter") dated as of the date hereof by and among Borrower, each Growth Fund and AFG relating to the terms of an arrangement fee.

                           (f)   Receipt  by  Agent,   in  form  and   substance
satisfactory to Agent, of a side letter agreement (the "Agent's Side Letter") dated as of the date hereof by and among Borrower, each Growth Fund and AFG relating to the terms of an Agent's fee.

                           (g) Receipt by Agent of the arrangement fee described
in the Fee Letter and the Agent's fee described in the Agent's Side Letter.

                           (h)   Receipt  by  Agent,   in  form  and   substance
satisfactory to FUNB (in its capacity as the sole Lender), of a favorable written legal opinion of Stephen Peary, general counsel of FSI and TEC, on behalf of itself and as the parent company to Borrower, together with copies of any officer's certificate or legal opinion of another counsel or law firm specifically identified and expressly relied upon by such counsel in its opinion.

                           (i)  Satisfaction,  to the  approval  of FUNB (in its
capacity as the sole Lender) and Agent, of all conditions precedent to the effectiveness of the Growth Fund Agreement.

                           (j)  Satisfaction,  to the  approval  of FUNB (in its
capacity as the sole Lender) and Agent, of all conditions precedent to the effectiveness of the AFG Agreement.

 . THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

 . BORROWER HEREBY REPRESENTS AND WARRANTS TO AGENT AND EACH LENDER THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF.

 . This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.
All counterparts shall be deemed an original of this Amendment.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER                            TEC ACQUISUB, INC.

                                    By: /s/ J. Michael Allgood
                                        ---------------------------
                                        J. Michael Allgood
                                        Chief Financial Officer


LENDERS                          FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                                 By:  /s/ Bill A. Shirley
                                      --------------------------
                                      Bill A. Shirley
                                      Vice President


AGENT FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Agent

                                 By:  /s/ Bill A. Shirley
                                      -------------------------
                                      Bill A. Shirley
                                      Vice President

                          ACKNOWLEDGEMENT OF AMENDMENT
                          AND REAFFIRMATION OF GUARANTY

                           11. PLM  Financial  Services,  Inc.  ("FSI")  and PLM
Transportation Equipment Corporation ("TEC") each hereby acknowledge and confirm that it has reviewed and approved the terms and conditions of this Amendment.

                           12. FSI and TEC each hereby consent to this Amendment
and agree that its respective joint and several Guaranty of the Obligations of Borrower under the Credit Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

                           13. FSI and TEC each severally  represent and warrant
that, after giving effect to this Amendment, all representations and warranties contained in its respective Guaranty are true, accurate and complete as if made the date hereof.

GUARANTOR                          PLM FINANCIAL SERVICES, INC.

                                   By: /s/ J. Michael Allgood
                                       -------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer

GUARANTOR                          PLM TRANSPORTATION EQUIPMENT CORPORATION

                                   By: /s/ J. Michael Allgood
                                       -------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer

                                   SCHEDULE A

                                   COMMITMENTS



                                                                       Pro
                                                                       Rata
Lender                              Commitment                         Share

First Union National Bank           $35,000,000                    35/35 x 100%
 of North Carolina